UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Sec. 13 or 15(d) of the
                         Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported):  October 15, 2003


                            GS Auto Loan Trust 2003-1
             (Exact name of registrant as specified in its charter)


           Delaware                333-100818-08               13-6357101
(State or other jurisdiction     (Commission File Number)    (IRS Employer
of incorporation or organization)                           Identification No.)

                               85 Broad Street
                               New York, NY 10004
                    (Address of principal executive offices)

      Registrant's telephone number, including area code : (212) 902-1000

                                       N/A
         (Former name or former address, if changed since last report.)

Item 5.   Other Events.

     This current report on Form 8-K relates to the monthly distribution reported to the holders of GS Auto Loan Trust 2003-1 pursuant to the terms of the Sale and Servicing Agreement, dated as of April 1, 2003 among Goldman Sachs Asset Backed Securities Corp., as Depositor, Goldman Sachs Mortgage Company as Seller, The Huntington National Bank, as Servicer, and JPMorgan Chase Bank, as Indenture Trustee.

     On October 15, 2003 distributions were made to the Certificateholders. Specific information with respect to the distributions is filed as Exhibit 99.1.

Item 7. Financial Statements and Exhibits.

           (a) Not applicable

           (b) Not applicable

           (c) The following exhibit is filed as part of this report:

               Statement to Certificateholders on October 15, 2003 is filed as
               Exhibit 99.1 hereto.

                                       -2-
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GS AUTO LOAN TRUST 2003-1
-----------------------------------------------------------------------------


SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                               JPMORGAN CHASE BANK, not in its individual capacity but solely as Indenture Trustee under the Agreement referred to herein


Date:  October 15, 2003           By: /s/  Michael A. Smith
                                  --------------------------------------------

                                   Michael A. Smith
                                   Vice President


                                       -3-

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INDEX TO EXHIBITS


      Exhibit
      Number             Description of Exhibits

        99.1             Monthly Certificateholder Statement on
                         October 15, 2003



                                  Exhibit 99.1

             Monthly Certificateholder Statement on October 15, 2003


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

                                              GS AUTO LOAN TRUST 2003-1
                                           STATEMENT TO CERTIFICATEHOLDERS
                                                    October 15, 2003
-----------------------------------------------------------------------------------------------------------------------------------
                                  DISTRIBUTION IN DOLLARS
-----------------------------------------------------------------------------------------------------------------------------------
              Original     Beginning                                                                                  Ending
                Face       Principal                                                       Realized      Deferred    Principal
Class          Value       Balance          Principal      Interest       Total            Losses        Interest     Balance
-----------------------------------------------------------------------------------------------------------------------------------
A1         118,614,000.00  29,973,253.85    17,363,207.06      32,471.03   17,395,678.09    0.00       0.00       12,610,046.79
A2         138,336,000.00 138,336,000.00             0.00     177,300.64      177,300.64    0.00       0.00      138,336,000.00
A3         124,956,000.00 124,956,000.00             0.00     216,173.88      216,173.88    0.00       0.00      124,956,000.00
A4         114,082,000.00 114,082,000.00             0.00     258,205.59      258,205.59    0.00       0.00      114,082,000.00
B           17,148,000.00  17,148,000.00             0.00      37,454.09       37,454.09    0.00       0.00       17,148,000.00
C            9,233,000.00   9,233,000.00             0.00      28,837.74       28,837.74    0.00       0.00        9,233,000.00
D           11,666,000.00  11,666,000.00             0.00      53,469.17       53,469.17    0.00       0.00       11,666,000.00
CERT                 0.00           0.00             0.00           0.00            0.00    0.00       0.00                0.00
TOTALS     534,035,000.00 445,394,253.85    17,363,207.06     803,912.14   18,167,119.20    0.00       0.00      428,031,046.79
----------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------    ---------------------------
Factor Information Per $1,000 of Original Face                                                              Pass-through Rates
---------------------------------------------------------------------------------------------------    ---------------------------
                                                                                                                    Current
                         Beginning                                                   Ending             Class      Pass-thru
Class     cusip         Principal       Principal       Interest       Total        Principal                      Rate (%)
---------------------------------------------------------------------------------------------------    ---------------------------
A1  36292RAA9       252.69575134     146.38412885    0.27375377     146.65788263      106.31162249      A1           1.300000 %
A2  36292RAB7     1,000.00000000       0.00000000    1.28166667       1.28166667    1,000.00000000      A2           1.538000 %
A3  36292RAC5     1,000.00000000       0.00000000    1.73000000       1.73000000    1,000.00000000      A3           2.076000 %
A4  36292RAD3     1,000.00000000       0.00000000    2.26333330       2.26333330    1,000.00000000      A4           2.716000 %
B   36292RAE1     1,000.00000000       0.00000000    2.18416667       2.18416667    1,000.00000000      B            2.621000 %
C   36292RAF8     1,000.00000000       0.00000000    3.12333369       3.12333369    1,000.00000000      C            3.748000 %
D   36292RAG6     1,000.00000000       0.00000000    4.58333362       4.58333362    1,000.00000000      D            5.500000 %
TOTALS              834.01697239      32.51323801    1.50535478      34.01859279      801.50373438
---------------------------------------------------------------------------------------------------  ---------------------------

If there are any questions or comments, please contact the Relationship Manager listed below.
                     --------------------------------------
                               STANISLAV PERTSEV
              JPMorgan Chase Bank - Structured Finance Services NY
                    4 NEW YORK PLAZA FLR 6, SBS-ABS 6/ 4NYP,
                            New York, New York 10004
                              Tel: (212) 623-5183
                              Fax: (212) 623-5933
                     Email: STANISLAV.PERTSEV@JPMORGAN.COM
                     ---------------------------------------
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Sec. 5.07 (a),(b)         Collections received with respect to the Receivables
                               Payments Collected Attributed to Principal                                             7,868,682.52
                               Accounts Paid in Full                                                                  7,629,922.45
                               Liquidated Receivables(including Cram-downs)                                             425,479.11
                               Repurchased Receivables                                                                        0.00
                               Small Balance Write Offs(<=$25)                                                               53.28
                               Other Principal Reductions                                                                     0.00

                               Payments Collected Attributable to Interest                                            3,041,031.50

Sec. 5.07 (c),(d),(e),(f) Principal Allocations
                                Regular Principal Allocation                                                          15,464,325.72
                                Regular Principal Allocation per $1,000 original principal balance                      29.31945541
                                First Allocation of Principal                                                                  0.00
                                First Allocation of Principal per $1,000 original principal balance                      0.00000000
                                Second Allocation of Principal                                                                 0.00
                                Second Allocation of Principal per $1,000 original principal balance                     0.00000000
                                Third Allocation of Principal                                                          1,898,881.34
                                Third Allocation of Principal per $1,000 original principal balance                      3.60016775

Sec. 5.07 (g)             Pool Balance
                                 Beginning Pool Balance                                                               447,753,509.87
                                 Ending Pool Balance                                                                  431,829,372.51

Sec. 5.07 (h)             Principal Distribution Amounts
                                Principal Distribution - A-1                                                          17,363,207.06
                                Principal Distribution - A-2                                                                   0.00
                                Principal Distribution - A-3                                                                   0.00
                                Principal Distribution - A-4                                                                   0.00
                                Principal Distribution - B                                                                     0.00
                                Principal Distribution - C                                                                     0.00
                                Principal Distribution - D                                                                     0.00

Sec. 5.07(i),(j)          Fees Paid
                                 Servicing Fee                                                                            373,127.92
                                 Servicing Fee per $1,000 original principal balance                                      0.70742868
                                 Reimbursement of Servicing Advances                                                        3,282.00
                                 Reimbursement of Servicing Advances per $1,000 original principal balance                0.00622248
                                 Reimbursement of Previous Monthly Int Advances                                           168,881.18
                                 Reimbursement of Prev Monthly Int Advances per $1,000 original prin balance              0.32018882
                                 Owner Trustee Fee                                                                            833.33
                                 Owner Trustee Fee per $1,000 original principal balance                                  0.00157994
                                 Indenture Trustee Fee                                                                        662.50
                                 Indenture Trustee Fee per $1,000 original principal balance                              0.00125606

Sec. 5.07 (k)             Current Period Losses
                                                Realized Losses                                                           253,097.35
                                                Cram Down Losses                                                                0.00

Sec. 5.07 (l),(o)         Current Period Liquidated or Purchased Receivables
                                                Principal Balance of Liquidated/Defaulted Receivables                     425,479.11
                                                Principal Balance of Repurchased Receivables                                    0.00

Section 5.07(m)           Delinquency Information
                                                 Group Totals
                                                                                           Principal
                                                 Period                Number                Balance              Percentage
                                                30-59 days                    138             2,256,165.66                  0.52 %
                                                60-89 days                     41               656,315.15                  0.15 %
                                                90+days                        46               898,249.00                  0.21 %
                                                 Total                        225             3,810,729.81                  0.88 %

Sec. 5.07 (n)             Interest Distribution Amounts
                                                Interest Distribution - A-1                                               32,471.03
                                                Interest Carryover Shortfall - A-1                                             0.00
                                                Cumulative Interest Carryover Shortfall - A-1                                  0.00

                                                Interest Distribution - A-2                                              177,300.64
                                                Interest Carryover Shortfall - A-2                                             0.00
                                                Cumulative Interest Carryover Shortfall - A-2                                  0.00

                                                Interest Distribution - A-3                                              216,173.88
                                                Interest Carryover Shortfall - A-3                                             0.00
                                                Cumulative Interest Carryover Shortfall - A-3                                  0.00
                                                Interest Distribution - A-4                                              258,205.59
                                                Interest Carryover Shortfall - A-4                                             0.00
                                                Cumulative Interest Carryover Shortfall - A-4                                  0.00

                                                Interest Distribution - B                                                 37,454.09
                                                Interest Carryover Shortfall - B                                               0.00
                                                Cumulative Interest Carryover Shortfall - B                                    0.00

                                                Interest Distribution - C                                                 28,837.74
                                                Interest Carryover Shortfall - C                                               0.00
                                                Cumulative Interest Carryover Shortfall - C                                    0.00

                                                Interest Distribution - D                                                 53,469.17
                                                Interest Carryover Shortfall - D                                               0.00
                                                Cumulative Interest Carryover Shortfall - D                                    0.00


Sec. 5.07 (p)                Repossession Information (Total Inventory)
                                                   Number of Receivables as to which vehicles have been Repossessed            37
                                                   Balance of Receivables as to which vehicles have been Repossessed   729,755.00

Sec. 5.07 (q)                Extension Information
                                                   Number of Extensions Granted                                               531
                                                   Principal Amount of Extensions Granted                            8,873,326.18

Sec. 5.07 (r)                Overcollateralization Amounts
                                                   Overcollateralization Target Amount                               8,636,587.45
                                                   Ending Overcollateralization Amount                               3,798,325.72

Sec. 5.07 (s)                Cumulative Net Loss Ratio                                                                   0.1163 %

Sec. 5.07 (t)                Annualized Net Loss Ratio                                                                   0.2645 %

Sec. 5.07 (u)                Three-Month Annualized Net Loss Ratio                                                       0.4677 %

Sec. 5.07 (v)                Pool Delinquency Percentage                                                                 0.8193 %

Sec. 5.07 (w)                WAC                                                                                         7.5246 %

Sec. 5.07 (w)                WAM                                                                                        51.9441 %

             Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.
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